EXHIBIT 10.1

THE EMPIRE DISTRICT ELECTRIC COMPANY

TO

THE BANK OF NEW YORK TRUST COMPANY, N.A.

AND

UMB BANK & TRUST, N.A.

Trustees

Thirty-Second Supplemental Indenture

Dated as of March 11, 2008

 (Supplemental to Indenture dated as of September 1, 1944)

For the Purpose of Amending Section 4.11

Of the Indenture Dated as of September 1, 1944

TABLE OF CONTENTS1

PAGE

Parties	1
Recitals	1

ARTICLE I

MODIFICATION OF ORIGINAL INDENTURE

SECTION 1.	Amendment of Section 4.11 of the Indenture	3

SECTION 2.	Each Applicable Supplemental Indenture shall be construed to continue Section 4.11 as amended	3

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 1.	Original Indenture, as supplemented and amended, ratified and confirmed	3
Section 2.	Bonds delivered in exchange or substitution need not bear notation	3
Section 3.	This Supplemental Indenture may be executed in counterparts	3
Section 4.	Rights conferred only on holder of bonds, Company and Trustees	3
Section 5.	The recitals and statements are deemed to be those of the Company and not of the Trustee.	3

TESTIMONIUM	4
SIGNATURES AND SEALS	4
ACKNOWLEDGMENTS	7

[1]	This Table of Contents is not a part of the annexed Supplemental Indenture as executed.

-i-

THIRTY-SECOND SUPPLEMENTAL INDENTURE, dated as of March 11, 2008, between The Empire District Electric Company, a corporation organized and existing under the laws of the State of Kansas (hereinafter called the “Company”), party of the first part, and The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States of America and located in the State of California with a trust office at 2 N. LaSalle Street, Suite 1020, in the City of Chicago, Illinois, and UMB Bank & Trust, N.A., a national banking association organized and existing under the laws of the United States of America and having its principal corporate trust office in the City of St. Louis, Missouri (hereinafter sometimes called respectively the “Principal Trustee” and the “Missouri Trustee” and together the “Trustees” and each thereof a “Trustee”), as Trustees, parties of the second part.

WHEREAS the Company has heretofore executed and delivered to the Trustees its Indenture of Mortgage and Deed of Trust, dated as of September 1, 1944 (hereinafter sometimes referred to as the “Original Indenture”), to secure an issue of First Mortgage Bonds of the Company, issuable in series; and

WHEREAS the Company has heretofore executed and delivered to the Trustees thirty-one Supplemental Indentures supplemental to the Original Indenture as follows:

Title	Dated

First Supplemental Indenture	as of June 1, 1946
Second Supplemental Indenture	as of January 1, 1948
Third Supplemental Indenture	as of December 1, 1950
Fourth Supplemental Indenture	as of December 1, 1954
Fifth Supplemental Indenture	as of June 1, 1957
Sixth Supplemental Indenture	as of February 1, 1968
Seventh Supplemental Indenture	as of April 1, 1969
Eighth Supplemental Indenture	as of May 1, 1970
Ninth Supplemental Indenture	as of July 1, 1976
Tenth Supplemental Indenture	as of November 1, 1977
Eleventh Supplemental Indenture	as of August 1, 1978
Twelfth Supplemental Indenture	as of December 1, 1978
Thirteenth Supplemental Indenture	as of November 1, 1979
Fourteenth Supplemental Indenture	as of September 15, 1983
Fifteenth Supplemental Indenture	as of October 1, 1988
Sixteenth Supplemental Indenture	as of November 1, 1989
Seventeenth Supplemental Indenture	as of December 1, 1990
Eighteenth Supplemental Indenture	as of July 1, 1992
Nineteenth Supplemental Indenture	as of May 1, 1993
Twentieth Supplemental Indenture	as of June 1, 1993
Twenty-First Supplemental Indenture	as of October 1, 1993
Twenty-Second Supplemental Indenture	as of November 1, 1993
Twenty-Third Supplemental Indenture	as of November 1, 1993
Twenty-Fourth Supplemental Indenture	as of March 1, 1994
Twenty-Fifth Supplemental Indenture	as of November 1, 1994
Twenty-Sixth Supplemental Indenture	as of April 1, 1995
Twenty-Seventh Supplemental Indenture	as of June 1, 1995
Twenty-Eighth Supplemental Indenture	as of December 1, 1996
Twenty-Ninth Supplemental Indenture	as of April 1, 1998
Thirtieth Supplemental Indenture	as of July 1, 1999

Thirty First Supplemental Indenture	as of March 27, 2007

some for the purpose of creating an additional series of bonds and of conveying additional property of the Company, and some for the purpose of modifying or amending provisions of the Original Indenture (the Original Indenture, all said Supplemental Indentures (other than the Thirtieth Supplemental Indenture, which did not become effective) and this Supplemental Indenture are herein collectively called the “Indenture”); and

WHEREAS the only Bonds outstanding as of the date hereof were issued pursuant to the Twenty-Second, Twenty-Third, Twenty-Fifth, Twenty-Eighth, Twenty-Ninth and Thirty-First Supplemental Indentures (collectively, the “Applicable Supplemental Indentures”), under which the Bonds of the 5.30% Pollution Control Series due 2013, the 5.20% Pollution Control Series due 2013, the 8⅛% Series due 2009, the 7.20% Series due 2016, the 6½% Series due 2010 and the 5⅞% Series due 2037, respectively; and

WHEREAS in each of the Applicable Supplemental Indentures, the Company agreed that the covenant set forth in Section 4.11 of the Original Indenture would continue in effect for so long as any Bonds of the particular series issued under such Applicable Supplemental Indenture were outstanding; and

WHEREAS pursuant to Article 15 of the Original Indenture and in accordance with the provisions, terms and conditions thereof, the modification of the Indenture hereinbelow set forth has been duly made, the same having been made by the written consent of the holders of at least 60% in aggregate principal amount of the Bonds entitled to consent with respect to such modification, which modification was duly approved by the Company as evidenced by a certified resolution of the Board of Directors filed with the Principal Trustee; and

WHEREAS Section 14.01 of the Original Indenture provides that the Company and the Trustees may enter into indentures supplemental to the Original Indenture, which thereafter shall form a part thereof, to give effect to actions taken by bondholders pursuant to the provisions of Article 15 of the Original Indenture, and Sections 15.09 and 15.10 of the Original Indenture provide that instruments supplemental to the Original Indenture embodying any modifications or alterations of the Indenture made by written consent of bondholders may be executed by the Trustees and the Company; and

WHEREAS the consent of at least 60% of the bondholders is sufficient to enact the modifications contained herein; and

WHEREAS the Company and the Trustees desire to execute this Supplemental Indenture embodying the modifications of the Indenture made and approved as aforesaid; and

WHEREAS the Board of Directors of the Company has authorized the Company to enter into this Thirty-Second Supplemental Indenture (herein sometimes referred to as “this Thirty-Second Supplemental Indenture” or “this Supplemental Indenture”) for the purpose of embodying the modification of the Indenture made and approved as aforesaid; and

WHEREAS the Company represents that all acts and things necessary have happened, been done, and been performed, to make this Supplemental Indenture a valid and binding instrument, in accordance with its terms;

NOW, THEREFORE, THIS THIRTY-SECOND SUPPLEMENTAL INDENTURE WITNESSETH: That The Empire District Electric Company, the Company herein named, in considera-

tion of the premises and of One Dollar ($1.00) to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, the Company and the Trustees hereby agree as follows.

ARTICLE I

MODIFICATION OF INDENTURE

Section 1. Section 4.11 of the Indenture is hereby amended so as to add the following language:  “the sum of (1) $10.75 million plus (2)” after the clause “if, as a result thereof, the cumulative aggregate amount of such dividends, distributions and purchases exceeds” in the first sentence thereof.

Section 2. Each of the Applicable Supplemental Indentures shall be construed to continue in effect the covenant set forth in Section 4.11 of the Original Indenture as amended hereby.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 1. The Original Indenture as heretofore and hereby supplemented and amended is in all respects ratified and confirmed; and the Original Indenture, this Supplemental Indenture and all other indentures supplemental to the Original Indenture shall be read, taken and construed as one and the same instrument.  Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Original Indenture as heretofore supplemented on any of the property subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture.  All terms defined in Article 1 of the Original Indenture, as heretofore supplemented, for all purposes of this Supplemental Indenture, shall have the meanings therein specified, unless the context otherwise requires.

Section 2. Bonds authenticated and delivered after the date hereof in exchange or substitution for Bonds of a series outstanding on the date hereof need not bear a notation of the amendment and modification of the Indenture provided for herein.

Section 3. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument

Section 4. Nothing in this Supplemental Indenture contained, shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustees any right or interest to avail himself of any benefit under any provision of the Indenture, as heretofore supplemented and amended, or of this Supplemental Indenture.

Section 5. The recitals and statements herein are deemed to be those of the Company and not of the Trustee (other than the due authorization and execution by Trustee).

IN WITNESS WHEREOF, The Empire District Electric Company, party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed by its President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and The Bank of New York Trust Company, N.A. and UMB Bank & Trust, N.A., parties of the second part, have each caused its corporate name to be hereunto affixed, and this instrument to be signed by a Vice President or an Assistant Vice President and its corporate seal to be hereunto affixed and attested by its Secretary, a Vice President, an Assistant Secretary or an Assistant Vice President for and in its behalf, all as of the day and year first above written.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By /s/ Gregory A. Knapp Name: Gregory A. Knapp Title: Vice President - Finance and Chief Financial Officer

[Corporate Seal]

Attest:

/s/ Janet S. Watson
Name:  Janet S. Watson
Title:    Secretary and Treasurer

Signed, sealed and delivered by

THE EMPIRE DISTRICT ELECTRIC COMPANY
 in the presence of:

/s/ Robert W. Sager
Name:  Robert W. Sager

/s/ Debra S. Brill
Name:  Debra S. Brill

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By /s/ Roxane Ellwanger Name: Roxane Ellwanger Title: Assistant Vice President

[Corporate Seal]

Attest:

/s/ Richard Tarnas
Name:  Richard Tarnas
Title:    Vice President

Signed, sealed and delivered by
THE BANK OF NEW YORK
TRUST COMPANY, N.A.
in the presence of:

/s/ Irina Bogomolny
Name:  Irina Bogomolny

/s/ Aleli Adao
Name:  Aleli Adao

UMB BANK & TRUST, N.A., as Trustee

By /s/ Laura Roberson Name: Laura Roberson Title: Vice President

[Corporate Seal]

Attest:

/s/ Richard F. Novosak
Name:  Richard F. Novosak
Title:    Assistant Vice President

Signed, sealed and delivered by
UMB BANK & TRUST, N.A.
in the presence of:

/s/ Sandy Battas
Name:  Sandy Battas, AVP

/s/ Deanna Wilson
Name:  Deanna Wilson, AVP

State of Missouri	)
) ss.:
County of Jasper	)

Be It Remembered, and I do hereby certify, that on this 11th day of March, 2008, before me, a Notary Public in and for the County and State aforesaid, personally appeared Gregory A. Knapp, the Vice President - Finance and Chief Financial Officer of The Empire District Electric Company, a Kansas corporation, and Janet S. Watson, the Secretary and Treasurer of said corporation, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such Vice President - Finance and Chief Financial Officer and Secretary and Treasurer, respectively, and as the persons who subscribed the name and affixed the seal of said The Empire District Electric Company, one of the makers thereof, to the foregoing instrument as its Vice President - Finance and Chief Financial Officer and Secretary and Treasurer, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said corporation.

And the said Gregory A. Knapp and Janet S. Watson, being each duly sworn by me, severally deposed and said:  that they reside in City of Joplin, Missouri; that they were at that time Vice President - Finance and Chief Financial Officer and Secretary and Treasurer, of said corporation; that they knew the corporate seal of said corporation, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said Secretary and Treasurer, and the said instrument was signed by said Vice President - Finance and Chief Financial Officer, in pursuance of the power and authority granted them by the By-Laws of said corporation, and by authority of the Board of Directors thereof.

In Testimony Whereof, I have hereunto set my hand and affixed my official and notarial seal at my office in said County and State the day and year last above written.

My commission expires June 27, 2009.

[Notarial Seal]

/s/ Marily Ponder Marilyn Ponder Notary Public

State of Illinois	)
) ss.:
County of Cook	)

Be It Remembered, and I do hereby certify, that on the 11th day of March, 2008, before me, a Notary Public in and for the County and State aforesaid, personally appeared Roxane Ellwanger, Assistant Vice President of The Bank of New York Trust Company, N.A., a national banking association organized under the laws of the United States of America, and Richard Tarnas, Vice President of said association, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such Assistant Vice President and Vice President, respectively, and as the persons who subscribed the name and affixed the seal of said The Bank of New York Trust Company, N.A., one of the makers thereof, to the foregoing instrument as its Assistant Vice President and Vice President, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said association.

And the said Roxane Ellwanger and Richard Tarnas, being each duly sworn by me, severally deposed and said:  that they reside in Chicago, Illinois and Chicago, Illinois, respectively; that they were at that time respectively Assistant Vice President and Vice President, of said association; that they knew the corporate seal of said association, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said Vice President, and the said instrument was signed by said Assistant Vice President, in pursuance of the power and authority granted them by the By-Laws of said association, and by authority of the Board of Directors thereof.

In Testimony Whereof, I have hereunto set my hand and affixed my official and notarial seal at my office in said County and State the day and year last above written.

My commission expires July 8, 2010.

[Notarial Seal]

/s/ A. Hernandez Notary Public

State of Missouri	)
) ss.:
City of St. Louis	)

Be It Remembered, and I do hereby certify, that on this 11th day of March, 2008, before me, a Notary Public in and for the County and State aforesaid, personally appeared Laura Roberson, Vice President of UMB Bank & Trust, N.A., a national banking association organized under the laws of the United States of America, and Richard F. Novosak, Assistant Vice President of said association, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such Vice President and Assistant Vice President, respectively, and as the persons who subscribed the name and affixed the seal of said UMB Bank & Trust, N.A. one of the makers thereof, to the foregoing instrument as its Vice President and Assistant Vice President, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said association.

And the said Laura Roberson and Richard F. Novosak, being each duly sworn by me, severally deposed and said:  that they reside in St. Louis, Missouri; that they were at that time respectively Vice President and Assistant Vice President of said association; that they knew the corporate seal of said association, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said Assistant Vice President, and the said instrument was signed by said Vice President, in pursuance of the power and authority granted them by the By-Laws of said association, and by authority of the Board of Directors thereof.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

My commission expires August 29, 2008.

[Notarial Seal]

/s/ Annie P. Lewis Notary Public